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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Statements of Additional Information of the Seasons and Seasons Select II Variable Annuities, which constitute part of this Registration Statement on Form N-4 for Variable Annuity Account Five of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company) of our report dated March 29, 2004, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and to the use of our report dated June 24, 2004, relating to the financial statements of Variable Annuity Account Five. We also consent to the incorporation by reference of our reports in the Seasons and Season Select II Variable Annuity Prospectuses, which constitute part of this Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Prospectuses and to the reference to us under the heading "Financial Statements" in such Statements of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
July 20, 2004